SUPPLEMENT DATED APRIL 16, 2010

TO PROSPECTUSES DATED MAY 1, 2003
FOR NEW YORK KEYPORT LATITUDE AND NEW YORK KEYPORT CHARTER

TO PROSPECTUSES DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT ADVISOR VISTA, NEW YORK KEYPORT ADVISOR OPTIMA,
NEW YORK KEYPORT OPTIMA, NEW YORK KEYPORT VISTA, NEW YORK KEYPORT ADVISOR,
AND NEW YORK KEYPORT ADVISOR CHARTER

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
KBL VARIABLE ACCOUNT A

This supplement contains information regarding changes to the investment adviser of the Columbia Funds.

On or about May 1, 2010, RiverSource Investments, LLC (the “New Advisor”), a subsidiary of Ameriprise Financial, will become the investment advisor of the Columbia Funds. The New Advisor expects to change its name to Columbia Management Investment Advisers, LLC on or shortly after May 1, 2010.

Please retain this supplement with your prospectus for future reference.

Keyport (NY) 4/2010